                                                                   Exhibit 10.10

                                  TEVECAP S.A.

                                   $15,368,000

                          12-5/8% Senior Notes due 2004

                       EXCHANGE AND REGISTRATION AGREEMENT

                                                              September 17, 1997

Credit Suisse First Boston (Europe) Limited
Chase Manhattan International Limited
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Credit Suisse First Boston (Europe) Limited
11 Madison Avenue New York, New York 10010

Ladies and Gentlemen:

      TEVECAP, S.A., a company organized under the laws of the Federative Republic of Brazil (the "Company"), issued $250,000,000 aggregate principal amount of its 12 5/8% Senior Notes due 2004 (the "Old Notes") under an Indenture, dated November 26, 1996, among The Chase Manhattan Bank, as trustee, the Company and the Subsidiary Guarantors named therein (the "Indenture"). Capitalized terms used herein, but not specifically defined herein, have the meanings given such terms in the Indenture. On May 27, 1997, the Company concluded, pursuant to the terms and conditions of the Exchange and Registration Rights Agreement, dated as of November 26, 1996 (the "Rights Agreement"), an exchange offer in connection with which the Company registered $250,000,000 in aggregate principal amount of new debt securities (the "Original Exchange Notes"), unconditionally guaranteed on a senior basis by the Subsidiary Guarantees and otherwise identical in all material respects to the Old Notes, with the Securities and Exchange Commission (the "Commission") under the Securities Act. Such Original Exchange Notes were offered in exchange for the Old Notes. Credit Suisse First Boston (Europe) Limited, Chase Manhattan International Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Phoenix Multi-Sector Fixed Income Fund, Inc. and Phoenix Multi-Sector Short
Term Bond Fund (together, the "Old Noteholders") did not exchange the Old Notes (the "Remaining Old Notes") held by such Old Noteholders for Original Exchange Notes. Each of the Old Noteholders has requested, and the Company and the Subsidiary Guarantors have agreed, that the Company and the Subsidiary Guarantors shall take appropriate actions to provide for a new exchange offer on the terms set forth herein, including, without limitation, that the Old Noteholders shall pay or reimburse the Company and the Subsidiary Guarantors for all expenses and fees incurred in connection with this Agreement, the New Exchange Offer (as defined in Section 2) and the transactions contemplated thereby, and that upon written notice to the Old Noteholders the Company and the Subsidiary Guarantors may in the Company's sole discretion terminate this Agreement at any time whether or not any or all actions necessary for the consummation of the New Exchange Offer have been consummated, if the Company reasonably determines that due to the actions of parties other than the Company or the Subsidiary Guarantors the New Exchange Offer has become unreasonably burdensome to the Company and the Subsidiary Guarantors.

      1. Representations, Warranties. Each of the Company and the Subsidiary Guarantors represents and warrants to the Old Noteholders that:

            (a) The Company has been duly incorporated and is validly existing as a sociedad anonima under the laws of Brazil, is duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries take as a whole.

            (b) Each Subsidiary Guarantor has been duly incorporated and is validly existing as a corporation or a partnership under the laws of the jurisdiction of its incorporation or organization, is duly qualified as foreign corporation for the transaction of business under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have, singularly or in the aggregate, a material adverse effect on the financial condition, results of operations or business of such Subsidiary Guarantor.

            (c) The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly taken.

            (d) Each Subsidiary Guarantor has full right, power and authority to execute and deliver this Agreement and perform its obligations hereunder, and all corporate action required to be taken by such Subsidiary Guarantor for the due and proper authorization, execution and delivery of this Agreement, and the transactions contemplated hereby have been duly and validly taken.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor.

            (f) This Agreement has been duly authorized by the Company and the Subsidiary Guarantors and, when duly executed and delivered by the Company, the Guarantors and the Old Noteholders, will constitute a valid and legally binding agreement of the Company and the Subsidiary Guarantors, respectively, enforceable against them in accordance with its terms.

      2. New Registered Exchange Offer. The Company and the Subsidiary Guarantors agree to (i) take appropriate actions to prepare and file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer (the "New Exchange Offer") to the Old Noteholders to issue and deliver to such Old Noteholders, in exchange for the Remaining Old Notes, a like aggregate principal amount of debt securities of the Company (the "New Exchange Notes") unconditionally guaranteed on a senior basis under the Subsidiary Guarantees (together with the New Exchange Notes, the "New Exchange Securities") identical in all material respects to the Remaining Old Notes, except for the transfer restrictions relating to the Remaining Old Notes, (ii) take appropriate actions to cause the Exchange Offer Registration Statement to become effective under the Securities Act; provided that neither the Company nor the Subsidiary Guarantors provide any assurance that such effectiveness will occur, and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the effective date of the Exchange Offer Registration Statement (such period being called the "Exchange Offer Registration Period"). The New Exchange Securities will be issued under the Indenture.

      Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall take appropriate action, subject to
Section 6, to commence the New Exchange Offer, it being the objective of such New Exchange Offer to enable each Old Noteholder electing to exchange Remaining Old Notes for New Exchange Securities (assuming that such Old Noteholder (a) is not (i) an affiliate of the Company or the Subsidiary Guarantors within the meaning of the Securities Act or (ii) an Exchanging Dealer (as defined below) not complying with the requirements of the next sentence, (b) acquires the New Exchange Securities in the ordinary course of such Old Noteholder's business and
(c) has no arrangements or understandings with any person to participate in the distribution of the New Exchange Securities) and to trade such New Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Subsidiary Guarantors and each Old Noteholder (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Old Noteholder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for New Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such New Exchange Notes received by such Exchanging Dealer pursuant to the New Exchange Offer.

      In connection with the New Exchange Offer, the Company and the Subsidiary Guarantors shall take appropriate actions to:

            (a) mail to each Old Noteholder a copy of the prospectus forming part of the New Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the New Exchange Offer open for not less than 30 days after the date the New Exchange Offer Registration Statement is declared effective (or longer if required by applicable law);

            (c) utilize the services of a Depositary for the NewExchange Offer with an address in the Borough of Manhattan, The City of New York;

            (d) permit Old Noteholders to withdraw tendered Old Notes at any time prior to the close of business, New York time, on the last business day on which the New Exchange Offer shall remain open; and

            (e) otherwise comply in all respects with all laws applicable to the New Exchange Offer.

      As soon as practicable after the close of the New Exchange Offer, the Company and the Subsidiary Guarantors shall, subject to Section 6:

            (a) accept for exchange all Old Notes tendered by the Old Noteholders and not validly withdrawn pursuant to the New Exchange Offer;

            (b) deliver to the Trustee for cancellation all Old Notes so accepted for exchange; and

            (c) cause the Trustee promptly to authenticate and deliver to each Old Noteholder, New Exchange Securities equal in principal amount to the Old Notes of such Old Noteholder so accepted for exchange.

      Each of the Company and the Subsidiary Guarantors shall make available, subject to Section 4, for a period of 90 days after the consummation of the New Exchange Offer, a copy of the prospectus forming part of the New Exchange Offer Registration Statement to any Old Noteholder that is a broker-dealer for use in connection with any resale of any New Exchange Securities.

      Interest on each New Exchange Security issued pursuant to the New Exchange Offer will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor.

      Each Old Noteholder participating in the New Exchange Offer shall be required to represent to the Company that at the time of the consummation of the New Exchange Offer

(i) any New Exchange Securities received by such Old Noteholder will be acquired in the ordinary course of business, (ii) such Old Noteholder will have no arrangements or understanding with any person to participate in the distribution of the Old Notes or the New Exchange Securities within the meaning of the Securities Act, and (iii) such Old Noteholder is not an affiliate of the Company or a Subsidiary Guarantor within the meaning of the Securities Act or if it is an affiliate, it will comply with the registration and prospective delivery requirements of the Securities Act to the extent applicable.

      3. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

            (a) The Company and the Subsidiary Guarantors each will cooperate with the Old Noteholders to facilitate the timely preparation and delivery of certificates representing New Exchange Notes to be sold pursuant to any New Exchange Offer Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Old Noteholders may request in writing prior to sales of New Exchange Securities pursuant to such New Exchange Offer Registration Statement.

            (b) Not later than the effective date of the New Exchange Offer Registration Statement, the Company will take appropriate action to provide the New Exchange Securities with the same CUSIP number as previously provided for the Original Exchange Notes (provided that neither the Company nor the Subsidiaries can provide any assurances that the New Exchange Securities will be provided the same CUSIP number), and provide the Trustee with printed certificates for the New Exchange Securities in a form eligible for deposit with The Depository Trust Company.

      4. Registration Expenses. (a) The Old Noteholders will be, jointly and severally, liable for all fees, expenses and other costs incurred by the Company and the Subsidiary Guarantors in connection with the performance by the Company and the Subsidiary Guarantors of their obligations hereunder or otherwise incurred in connection herewith. Such fees, expenses and other costs shall include, without limitation, all Commission, stock exchange, registration and filing fees, all fees and expenses of complying with securities and blue sky laws, all fees and expenses of the Trustee, transfer agent and registrar for the Old Notes and New Exchange Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and any applicable transfer and documentary stamp taxes (together, "Incurred Costs"). Subject to Section 4(b), the Old Noteholders shall promptly pay such Incurred Costs upon demand by the Company, which demand may be made at any time and from time to time prior to or after consummation of the transactions contemplated hereby. If this Agreement is terminated by the Company or the Subsidiary Guarantors prior to the consummation of the transactions contemplated by the New Exchange Offer, the Old Noteholders' liability for the Incurred Costs shall be subject to compliance by the Company and the Subsidiary Guarantors with Section 6.

            (b) The Old Noteholders shall within 5 days of the date hereof pay the Company the aggregate sum of U.S.$50,000 as an initial installment of the Noteholders' obligations under this Section 4. Upon incurring Incurred Costs of U.S.$50,000, the Company and the Subsidiary Guarantors shall promptly notify in writing the Old Noteholders. Within 3 business days of such notification the Old Noteholders may provide the Company with written notice of termination of this Agreement. Upon such notice of termination, the Company shall promptly notify the Old Noteholders of any outstanding and unpaid Incurred Costs and upon payment of such unpaid Incurred Costs this Agreement shall terminate and be of no further force or effect, except for the provision of Sections 6 (other than as set forth therein) and 7, which shall survive any termination hereof. Prior to consummation of the transactions contemplated hereby, or upon the termination of this Agreement in accordance with the terms hereof, the Company shall provide the Old Noteholders with a statement of Incurred Costs. It shall be a condition to the consummation of the New Exchange Offer that all Old Noteholders and each participating holder of any Remaining Old Notes ratably reimburse the Company for all Incurred Costs in accordance with item (c) below. To the extent the Incurred Costs are less than U.S.$50,000, the Company shall reimburse the Old Noteholders an amount equal to the difference between U.S.$50,000 and the Incurred Costs.

            (c) The Old Noteholders agree among themselves, without affecting the joint and several liability of the Old Noteholders to the Company and the Subsidiary Guarantors, that each Old Noteholder shall pay the percentage of the Incurred Costs ("Percentage Share") set forth opposite such Old Noteholder's name on Schedule A hereto. The Percentage Share of each Old Noteholder shall equal the principal amount of Old Notes held by such Old Noteholder divided by the aggregate principal amount of the outstanding Old Notes held by the Old Noteholder parties hereto.

      5. Indemnification. (a) In connection with any prospectus delivery pursuant to the New Exchange Offer Registration Statement by an Exchanging Dealer, the Company and the Subsidiary Guarantors, jointly and severally, shall indemnify and hold harmless each Old Noteholder, its directors, officers, agents and employees and each person, if any, who controls such Old Noteholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons as follows:

                  (i) against any and all loss, liability, claim and damage
            whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (ii) against any and all expense (including, subject to
            Section 5(c), the fees and disbursements of counsel chosen by the indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;

provided, however, that this indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any related preliminary prospectus shall not inure to the benefit of any indemnified party from whom the person asserting any such loss, claim, damage or liability received New Exchange Securities if such persons did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such New Exchange Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the related preliminary prospectus was corrected in the final prospectus unless such failure to deliver the final prospectus was a result of noncompliance by the Company or the Subsidiary Guarantors with the fourth paragraph of Section 2.

            (b) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further, however, that the failure to notify an indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this Section 5. If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel for the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 5(a) and 5(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (c) If a claim by an indemnified party for indemnification under this Section 5 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 5(b) herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      6. Company's Right to Terminate. At any time and whether or not the transactions contemplated hereby have been consummated, the Company in the Company's sole discretion upon written notice to the Old Noteholders may terminate this Agreement , if the Company reasonably determines that due to the actions of parties other than the Company or the Subsidiary Guarantors the New Exchange Offer has become unreasonably burdensome to the Company and the Subsidiary Guarantors. Such written notice shall provide the reasons for termination. Upon such notice the Company also shall provide the Old Noteholders with a written notice of unpaid Incurred Costs and demand for payment of such unpaid Incurred Costs. Upon receipt of such demand for payment, the Noteholders shall be jointly and severally liable for the payment of such unpaid Incurred Costs and shall promptly pay such unpaid Incurred Costs. Upon such payment this Agreement, other than the provisions of Section 7, shall be of no further force or effect.

      7. Termination of Rights Agreement. The Old Noteholders acknowledge and agree that with respect to the Old Noteholders, the Rights Agreement has been terminated and is of no further force or effect, and the Company and the Subsidiary Guarantors have no further obligations to the Old Noteholders thereunder.

      8. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except as provided in Sections 4 and 6 or in a written agreement executed by the Old Noteholders and the Company acting on behalf of itself and the Subsidiary Guarantors.

      (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (1) if to an Old Noteholder, at the most current address given by such Old Noteholder to the Company in accordance with the provisions of this Section 8(b), which address initially is, with respect to each Old Noteholder, the address of such Old Noteholder maintained by the Registrar under the Indenture; and

            (2) if to the Company or the Subsidiary Guarantors, initially at the addresses of the Company set forth in the Indenture.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

      (c) Successors and Assigns. This Agreement shall be binding upon the Company and the Old Noteholders and their successors and assigns.

      (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any holder of Old Notes other than the Old Noteholders prior to the consummation of the New Exchange Offer may become parties to this Agreement by executing and delivering to the other parties hereto a copy of an executed counterpart of this Agreement together with a statement of the principal amount of Old Notes held by such holder of Old Notes. Upon such delivery such holder of Old Notes shall be deemed an Old Noteholder for purposes of this Agreement and Schedule A shall be deemed to have been amended to include the new Old Noteholder and the new Old Noteholders' Percentage Share, calculated in accordance with the new Old Noteholder's statement of principal amount of Old Notes held. The

Percentage of the other Old Noteholders shall be deemed to have been revised to reflect the inclusion of the new Old Noteholders.

      (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      (g) Authorization, No Conflict. Each of the Old Noteholders represents and warrants that: (i) such Old Noteholder has the corporate power and authority to execute, deliver and perform this Agreement, (ii) such execution, delivery and performance has been duly authorized by all necessary corporate and shareholder action of such Noteholder, (iii) the execution, delivery and performance by each such Old Noteholder does not and will not be in contravention of any applicable law, the corporate charter or bylaws or partnership agreement of each such Old Noteholder or any agreement or order by which such Old Noteholder is bound, and
(iv) this Agreement is legally valid and binding obligation of such Old Noteholder enforceable against such Old Noteholder in accordance with its terms.

      (h) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      Please confirm that the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and each of you.

                                        Very truly yours,

                                        TEVECAP S.A.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA SISTEMA DE TELEVISAO S.A.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA COMMUNICATIONS LTD.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        GALAXY BRASIL S.A.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact

                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA SUL PARTICIPACOES S.A.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        COMERCIAL CABO TV SAO PAULO LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA PARANA LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA ALPHA CABO LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        CCS CAMBORIU CABLE SYSTEM DE
                                        TELECOMUNICACOES LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TCC TV A CABO LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA SUL FOZ DO IGUACU LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

                                        TVA SUL SANTA CATARINA LTDA.


                                        By: /s/ DOUGLAS DURAN
                                            -----------------------------
                                            Name:  Douglas Duran
                                            Title: Attorney-in-fact


                                        By: /s/ GENE MUSSELMAN
                                            -----------------------------
                                            Name:  Gene Musselman
                                            Title: Attorney-in-fact

Accepted:

CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED


By: /s/ F. ROBYM
    -------------------------------------------------
    Name:  F. Robym
    Title: Vice President

CHASE MANHATTAN INTERNATIONAL LIMITED


By: /s/ PAUL CHARMAN
    -------------------------------------------------
    Name:  Paul Charman
    Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By: /s/ J. VILLALBA
    -------------------------------------------------
    Name:  J. Villalba
    Title: Director

Accepted:

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.


By: /s/ DAVID L. ALBRYCHT
    -------------------------------------------------
    Name:  David L. Albrycht
    Title: Vice President

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND


By: /s/ DAVID L. ALBRYCHT
    -------------------------------------------------
    Name:  David L. Albrycht
    Title: Vice President

                                   SCHEDULE A


Name of Old Noteholder                              Percentage of Incurred Costs
----------------------                              ----------------------------

Credit Suisse First Boston (Europe) Limited                    48.400%

Chase Manhattan International Limited                           0.866%

Merrill Lynch, Pierce, Fenner & Smith Incorporated             46.400%

Phoenix Multi-Sector Fixed Income Fund, Inc.                    2.167%

Phoenix Multi-Sector Short Term Bond Fund                       2.167%

                                     ANNEX A

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. Each of the Company and the Subsidiary Guarantors has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                     ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                     ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. Each of the Company and the Subsidiary Guarantors has agreed that, for a period of 90 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(2)

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Subsidiary Guarantors have jointly and severally agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

----------

(2) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.